UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 30, 2015

Date of Report (Date of earliest event reported)

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ICTV BRANDS INC.

Exact name of registrant as specified in its charter)

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Nevada	0-49638	76-0621102
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification Number)

489 Devon Park Drive, Suite 315

Wayne, PA 19087

(Address of principal executive offices)

(484) 598-2300

Registrant’s telephone number, including area code.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

We sold a total of 3,333,334 shares of our common stock to five investors on October 30, 2015.  The purchase price of the shares was $.30 per share, resulting in total proceeds to the Company of $1,000,000. No underwriting discounts or commissions were paid.  As part of the offering, we agreed to register their shares for resale.

The sales proceeds will be used for the purpose of funding opportunities we have for the promotion and sale of our DermaWandTM, CoralActives®, Derma Brilliance®, and Jidue® lines of products.

The purchasers are accredited investors, as that term is defined in Regulation D promulgated by the Securities and Exchange Commission, and the shares were issued with restrictive legends.  The issuance of the shares and warrants is exempt from registration under Section 4(2) of the Securities Act of 1933, and Rule 5.06(b) of Regulation D.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICTV Brands, Inc.

By:	/s/ Richard Ransom
Richard Ransom, President

Date:  November 3, 2015